SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 9, 2003

                                   ZONES, INC.
             (Exact name of Registrant as Specified in its Charter)


          WASHINGTON                      0-28488                  91-1431894
(State or other jurisdiction      (Commission File Number)     (I.R.S. Employer
  of incorporation or organization)                       Identification Number)







          1102 15th Street SW, Suite 102, Auburn, Washington 98001-6509
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (253) 205-3000






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Item 5.  Other Event.

Zones, Inc. announced that it had been notified, by the investor group led by the Company's Chairman and CEO, Firoz Lalji, of the withdrawal of the group's May 20, 2003 offer to acquire all shares of common stock not owned by the investor group for $1.00 per share in cash.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

                   99.1     Press Release dated September 9, 2003.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ZONES, INC.


Dated:  September 9, 2003      /s/ RONALD P. MCFADDEN

                               By:  Ronald P. McFadden
                               Its: Secretary and Chief Financial Officer